EXHIBIT 1.1
                                                               -----------

                       NISOURCE CAPITAL MARKETS, INC.

                                  PUTTABLE
                              RESET SECURITIES
                          PURS SERVICEMARK DUE 2010

                           UNDERWRITING AGREEMENT

                                                       September 23, 1999

   Goldman, Sachs & Co.,
   Barclays Capital Inc.
   c/o Goldman, Sachs & Co.
   85 Broad Street
   New York, New York 10004

   Ladies and Gentlemen:

        NiSource Capital Markets, Inc., an Indiana corporation (the "Company") and a wholly-owned subsidiary of NiSource Inc., an Indiana corporation ("NiSource"), proposes to enter into a Pricing Agreement (the "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the Pricing Agreement (such firms constituting the "Underwriters") the debt securities specified in Schedule II to the Pricing Agreement (the "Securities").

        The terms and rights of the Securities shall be as specified in the Pricing Agreement and in or pursuant to the indenture (the
   "Indenture") identified in the Pricing Agreement.

        1. Sales of Securities may be made from time to time to the Underwriters for whom the firms designated as representatives of the Underwriters will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of NiSource and the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of NiSource and the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement. The Pricing Agreement shall specify the aggregate principal amount of the Securities, the initial public offering price of the Securities, the purchase price to the Underwriters of the Securities, the names of the Underwriters of the Securities, the names of the Representatives of such Underwriters and the principal amount of the Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of the Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of the Securities. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the Pricing Agreement shall be several and not joint.

        2. The Company and NiSource jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

             (a) A registration statement on Form S-3 (Reg. No. 333-69279) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement, as amended by post-effective amendment No. 1 thereto (as amended, the "Initial Registration Statement"), and any post-effective amendment thereto, excluding exhibits thereto, but including all documents incorporated by reference in the prospectus included therein, has been declared effective by the Commission in the form heretofore delivered to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding any Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Initial Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

             (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed by NiSource or Bay State Gas Company with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Securities through the Representatives expressly for use in the Prospectus as amended or supplemented.

             (c) Giving effect to the interpretations of the requirements of the Act reflected in the Company's letter requesting "no-action" submitted to the staff of the Commission (the "Staff"), dated April 27, 1992, as supplemented by letters dated July 9, 1992 and September 21, 1992 (the "No-Action Request") and the Staff's response thereto dated September 25, 1992 (the "Staff Response"), the Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

             (d) Neither NiSource nor any of its subsidiaries has sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of NiSource and its subsidiaries taken as a whole or upon the ability of NiSource or the Company to perform their respective obligations under this Agreement (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any material change in the consolidated share capital or long-term debt of NiSource and its subsidiaries or the consolidated share capital or long-term debt of the Company or any Significant Subsidiary (as defined in Section 14 hereof), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of NiSource and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

             (e) Arthur Andersen LLP, who has certified the financial statements of NiSource, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the letters referred to in Section 7(d) hereof, are independent public accountants as required by the Act, and KPMG LLP, who has certified the financial statements of Bay State Gas Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the letters referred to in Section 7(d) hereof, are independent accountants as required by the Act.

             (f) The financial statements included or incorporated by reference in the Prospectus present fairly the financial position of NiSource and Bay State Gas Company, as the case may be, and their respective subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as may otherwise be stated in the Prospectus or in the reports of independent public accountants accompanying said financial statements, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and, with respect to financial statements included in periodic reports filed by NiSource pursuant to Sections 13 or 15(d) of the Exchange Act with the Commission on and after September 25, 1992, contain the information requested by the Staff in the Staff Response to be so included; and the supporting schedules included or incorporated by reference in the Prospectus present fairly the information required to be stated therein. The pro forma information included or incorporated by reference in the Prospectus as amended or supplemented presents fairly the information shown therein, has been prepared in accordance with generally accepted accounting principles and the Commission's rules and guidelines with respect to pro forma information, has been properly compiled on the pro forma basis described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate under the circumstances.

             (g) Each of NiSource and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each other subsidiary of NiSource has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

             (h) NiSource has an authorized capitalization as set forth in the Prospectus; all of the issued capital shares of NiSource and each wholly-owned subsidiary of NiSource have been duly and validly authorized and issued and are fully paid and non-assessable; and except as the Company shall have otherwise advised the Representatives in writing prior to the date of the amendment or supplement to the Prospectus (including the Pricing Supplement) relating to any particular sale of Securities, all of the issued common shares of Northern Indiana Public Service Company and Indianapolis Water Company and all the issued capital shares of each other subsidiary of NiSource (except for directors' qualifying shares and as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by NiSource, free and clear of all liens, encumbrances, equities or claims.

             (i) The Securities have been duly authorized, and when the Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by (i) the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement, and (ii) the Support Agreement, dated April 4, 1989, as amended as of May 15, 1989, December 10, 1990 and February 14, 1991 between NiSource and the Company (the "Support Agreement"), in the form filed as an exhibit to the Registration Statement; the Indenture has been duly qualified under the Trust Indenture Act; each of the Support Agreement and the Indenture has been duly authorized, executed and delivered and at the Time of Delivery for such Securities (as defined in Section 4 hereof) will constitute valid and legally binding instruments, enforceable against NiSource and the Company, as the case may be, in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Support Agreement and the Indenture conform, and the Securities will conform, to the descriptions thereof in the Prospectus.

             (j) NiSource's obligations under the Support Agreement will rank prior to the equity securities of NiSource and equal with all other unsecured and unsubordinated indebtedness of NiSource, whether now or hereafter outstanding.

             (k) Each of this Agreement and the Pricing Agreement has been duly authorized and, when executed and delivered by the parties hereto, will be the valid and legally binding obligation of the Company and NiSource enforceable against each of them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.

             (l) Neither NiSource nor any Significant Subsidiary is in violation of its Articles of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument to which it is a party or by which it may be bound where such defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The issue and sale of the Securities, the compliance by NiSource and the Company with all of the provisions of the Securities, the Indenture, the Support Agreement, this Agreement and the Pricing Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which NiSource or any of its subsidiaries is a party or by which NiSource or any of its subsidiaries is bound or to which any of the property or assets of NiSource or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or By-laws of NiSource or any of its subsidiaries, or any statute, rule or regulation, or any order of any court or governmental agency or body having jurisdiction over NiSource or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by NiSource and the Company of the transactions contemplated by this Agreement, the Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

             (m) Neither NiSource nor any Significant Subsidiary has any material contingent liability which is not disclosed in the Prospectus.

             (n) Each of NiSource and each Significant Subsidiary has statutory authority, franchises and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged.

             (o) Except for NiSource's ownership of the voting securities of Northern Indiana Public Service Company and Bay State Gas Company, as and to the extent described in the Prospectus, no person or corporation which is a "holding company" or a "subsidiary of a holding company" within the meaning of such terms as defined in the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of NiSource or any Significant Subsidiary; NiSource is exempt from all provisions of the 1935 Act except Section 9(a)(2) thereof; none of the Company, Northern Indiana Public Service Company or IWC Resources Corporation is a "holding company" as so defined; and Bay State Gas Company is a "holding company" as so defined but is exempt from all provisions of the 1935 Act pursuant to Section 3(a)(2) thereof except
        Section 9(a)(2) thereof.

             (p) Each of NiSource and each Significant Subsidiary has good and marketable title in fee simple to such of its fixed assets as are real property and good and marketable title to its other assets reflected in the most recent consolidated balance sheet incorporated by reference in the Prospectus, except properties and assets sold or otherwise disposed of after the date of said balance sheet, subject to no mortgages, liens, charges or encumbrances of any kind whatsoever ("Liens") other than Liens permitted under the Indenture.

             (q) The Company will apply the proceeds of the sale of the Securities in the manner described in the Prospectus and in accordance with the provisions of Rule 3a-5 under the Investment Company Act of 1940, as amended (the "1940 Act").

             (r) Neither NiSource nor any subsidiary of NiSource is an "investment company" within the meaning of such term under the 1940 Act; the Commission has issued an order (the "Order") exempting the Company from all of the provisions of the 1940 Act; the Order is in full force and effect; and the Company will continue to comply with the terms and conditions of the Order, or otherwise remain exempt from all of the provisions of the 1940 Act, so long as any Securities are outstanding.

             (s) The Prospectus accurately describes the most restrictive of the existing limitations on the payment of dividends by Northern Indiana Public Service Company on its common shares held by NiSource.

             (t) Neither NiSource nor any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

             (u) Other than as included in the Prospectus, there are no legal or governmental proceedings pending to which NiSource or any of its subsidiaries is a party or to which any property of NiSource or any of its subsidiaries is subject which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of NiSource and its subsidiaries; and, to the best of each of NiSource's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

             (v) Immediately after the sale of Securities by the Company hereunder the aggregate amount of Securities which shall have been issued and sold by the Company hereunder and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

             (w) NiSource has reviewed its operations and that of its subsidiaries and any third parties with which NiSource or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of NiSource or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, NiSource does not believe that the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with NiSource's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

             (x) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated by reference therein.

             (y) There are no significant business combinations or dispositions of a significant portion of a business within the meaning of Rule 11-01 of Regulation S-X which have occurred or are probable to occur which are required to be described in the Prospectus and there are no agreements with respect thereto which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated by reference therein.

        3. Upon the execution of the Pricing Agreement and authorization by the Representatives of the release of such

   Securities, the several Underwriters propose to offer such Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

        4. Securities to be purchased by each Underwriter pursuant to the Pricing Agreement in the form specified in the Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company to the Representatives at least forty eight hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

        5. The Company and NiSource jointly and severally agree with each of the Underwriters of the Securities:

             (a) To prepare the Prospectus as amended or supplemented in relation to the Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement and prior to the Time of Delivery for the Securities which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by NiSource with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or

        Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

             (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither NiSource nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

             (c) Prior to 10:00 a.m., New York City time, on the New York business day (as defined in Section 14) next succeeding the date of this Agreement and from time to time, to furnish the Underwriters in New York City with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

             (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of NiSource and its subsidiaries and of the Company (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of NiSource, Rule 158);

             (e) During the period beginning from the date of the Pricing Agreement and continuing to and including the later of
        (i) the termination of trading restrictions for the Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for the Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to the Securities, without the prior written consent of the Representatives; and

             (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

        6. NiSource and the Company jointly and severally covenant and agree with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of NiSource's and the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities;
   (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all other costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        7. The obligations of the Underwriters of the Securities under the Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of NiSource and the Company in or incorporated by reference in the Pricing Agreement are, at and as of the Time of Delivery for the Securities, true and correct, the condition that NiSource and the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

             (a) The Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

             (b) Sonnenschein Nath & Rosenthal, counsel for the Underwriters shall, have furnished to the Representatives such written opinion or opinions dated the Time of Delivery for the Securities, with respect to the incorporation of the Company, the validity of the Support Agreement, the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

             (c) Schiff Hardin & Waite, counsel for the Company or other counsel satisfactory to the Representatives, shall have furnished to the Representatives their written opinion or opinions, dated the Time of Delivery for the Securities, in form and substance satisfactory to the Representatives, to the effect that:

             (i) Each of NiSource and each of its Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus.

            (ii) NiSource has an authorized capitalization as set forth in the Prospectus; all of the issued capital shares of NiSource and each wholly-owned subsidiary of NiSource have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued common shares of Northern Indiana Public Service Company and Indianapolis Water Company and all the issued capital shares of the Company and each other Significant Subsidiary of NiSource (except for directors' qualifying shares and as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by NiSource, free and clear of all liens, encumbrances, equities or claims.

           (iii) NiSource and each Significant Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

            (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which NiSource or any of its subsidiaries is a party or to which any property of NiSource or any of its subsidiaries is subject which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of NiSource and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

             (v) The Registration Statement was declared effective under the Act, and the Indenture was qualified under the Trust Indenture Act, as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to Rule 424(b) of the Act as of the date and time specified in such opinion; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

            (vi) Each of the Support Agreement and the Indenture has been duly authorized, executed and delivered by the Company and NiSource and each constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

           (vii) The Securities have been duly and validly authorized by all necessary corporate action; the Securities, when duly executed, authenticated, issued and delivered pursuant to the terms of the Indenture, this Agreement and the Pricing Agreement against payment of the agreed consideration therefor, will be valid and legally binding obligations of the Company entitled to the benefits provided by the Support Agreement and the Indenture and will be enforceable obligations of the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights or by general equity principles; the Securities, the Support Agreement and the Indenture conform as to legal matters with the statements concerning them made in the Prospectus, and such statements accurately set forth the matters respecting the Securities, the Support Agreement and the Indenture required to be set forth in the Prospectus.

          (viii) The execution and delivery of this Agreement, the Pricing Agreement and the Indenture, the compliance by each of the Company and NiSource with all of the provisions of the Securities, the Indenture, the Support Agreement, this Agreement and the Pricing Agreement and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which NiSource or any of its Significant Subsidiaries is a party or by which NiSource or any of its Significant Subsidiaries is bound or to which any of the property or assets of NiSource or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or the By-Laws of NiSource or any of its Significant Subsidiaries, or any statute, rule or regulation, or any order known to such counsel of any court or governmental agency or body having jurisdiction over NiSource or any of its Significant Subsidiaries or any of their properties.

           (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by NiSource or the Company of the transactions contemplated by this Agreement, the Pricing Agreement, the Support Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

             (x) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by NiSource or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

            (xi) Giving effect to the interpretations of the requirements of the Act reflected in the No-Action Request and the Staff Response, the Registration Statement (excluding any Form T-1) and the Prospectus and any further amendments and supplements thereto made by NiSource or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

        (xii) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company.

       (xiii) The statements made in the Prospectus as amended or supplemented under the captions "Book-Entry Issuance," "Description of PURS" and "Certain United States Federal Income Tax Consequences" and any other statements which are stated therein to have been made on the basis of the opinion of said counsel have been reviewed by said counsel and, as to matters of law and legal conclusions, are correct in all material respects.

        Such counsel shall also advise the Representatives that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by NiSource or the Company prior to the Time of Delivery, they have no reason to believe that any of such documents (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such documents became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading.

        Such counsel shall also advise the Representatives that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and any further amendments and supplements thereto made by NiSource or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by NiSource or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by NiSource or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by NiSource or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

             (d) On the date of the Pricing Agreement for the Securities at a time prior to the execution of the Pricing Agreement and at the Time of Delivery for the Securities, each of (i) Arthur Andersen LLP who has certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and (ii) KPMG LLP who has certified the financial statements of Bay State Gas Company shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and in the case of Arthur Andersen LLP, a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex II(b) hereto);

             (e) (i) Neither NiSource nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Securities there shall not have been any change in the consolidated share capital or long-term debt of NiSource or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of NiSource and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Securities, the effect of which, in any such case described in clause (i) or
        (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities;

             (f) On or after the date of the Pricing Agreement (i) no downgrading shall have occurred in the rating accorded any of NiSource's, the Company or any other Significant Subsidiary's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of NiSource, the Company or any other significant subsidiary's debt securities or preferred stock;

             (g) On or after the date of the Pricing Agreement relating to the Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in NiSource's or in the Company's securities on any securities exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Illinois State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities;

             (h) NiSource and the Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York business day (as defined in Section 14) next succeeding the date of this Agreement; and

             (i) NiSource and the Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Securities a certificate or certificates of officers of NiSource and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by NiSource and the Company of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

        8. (a) NiSource and the Company, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither NiSource nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to NiSource or the Company by any Underwriter of Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

             (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless NiSource and the Company against any losses, claims, damages or liabilities to which NiSource or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to NiSource or the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse NiSource and the Company for any legal or other expenses reasonably incurred by NiSource or the Company, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

             (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

             (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by NiSource and the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of NiSource and the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by NiSource and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by NiSource and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by NiSource or the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. NiSource, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Securities and not joint.

             (e)  The obligations of NiSource and the Company under this
        Section 8 shall be in addition to any liability which NiSource or the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of NiSource and the Company and to each person, if any, who controls NiSource or the Company within the meaning of the Act.

        9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under the Pricing Agreement relating to the Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase the Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of the Securities, then NiSource and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase the Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify NiSource or the Company that they have so arranged for the purchase of the Securities, or NiSource and the Company notifies the Representatives that they have so arranged for the purchase of the Securities, the Representatives or NiSource and the Company shall have the right to postpone the Time of Delivery for the Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and NiSource and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to the Securities.

             (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and NiSource and the Company as provided in subsection (a) above, the aggregate principal amount of the Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then NiSource and the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to the Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under such Pricing

        Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

             (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and NiSource and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if NiSource and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or NiSource and Underwriters, then the Pricing Agreement relating to the Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, NiSource or the Company, except for the expenses to be borne by NiSource and the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of NiSource and the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or NiSource and the Company, or any officer or director or controlling person of NiSource or the Company, and shall survive delivery of and payment for the Securities.

        11.  If the Pricing Agreement shall be terminated pursuant to
   Section 9 hereof, NiSource and the Company shall not then be under any liability to any Underwriter with respect to the Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Securities are not delivered by or on behalf of the Company as provided herein, NiSource and the Company, jointly and severally, will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but neither NiSource nor the Company shall then be under further liability to any Underwriter with respect to the Securities except as provided in Sections 6 and 8 hereof.

        12. In all dealings hereunder, the Representatives of the Underwriters of the Securities shall act on behalf of each of such

   Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to NiSource and the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Company at 85 Broad Street, New York, New York 10004,
   Attention: Registration Department, facsimile no. (212) 902-3000 and Barclays Capital Inc. at 222 Broadway, New York, New York 10038,
   Attention: Swap Operations. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, NiSource, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of NiSource and the Company and each person who controls NiSource and the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence of the Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. As used herein, "Significant Subsidiaries" shall mean (a) the Company and (b) Northern Indiana Public Service Company, Bay State Gas Company, IWC Resources Corporation and any other direct or indirect subsidiary of NiSource which would constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X (or any successor thereto).

        15. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        16. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and for each of the Representatives plus one for each counsel counterparts hereof.

                                 Very truly yours,

                                 NISOURCE CAPITAL MARKETS, INC.

                                 By:  /s/ Stephen P. Adik
                                      -----------------------
                                      Name:  Stephen P. Adik
                                      Title: President


                                 NISOURCE INC.

                                 By:  /s/ Stephen P. Adik
                                      ----------------------
                                      Name:  Stephen P. Adik
                                      Title: Senior Executive Vice
                                             President, Chief Financial
                                             Officer and Treasurer
                                             Goldman Sachs & co.

   Accepted as of the date hereof:
   GOLDMAN, SACHS & CO.
   BARCLAYS CAPITAL INC.


   By:  /s/ Goldman, Sachs & Co.
        ----------------------------
        (GOLDMAN, SACHS & CO.)

                                   ANNEX I

                              PRICING AGREEMENT

   Goldman, Sachs & Co.,
   Barclays Capital Inc.
   c/o Goldman, Sachs & Co.
   85 Broad Street
   New York, New York 10004

   , 1999

   Ladies and Gentlemen:

   NiSource Capital Markets, Inc., an Indiana corporation (the "Company") and wholly-owned subsidiary of NiSource Inc., an Indiana corporation ("NiSource"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated . .
   . . . . .  . . ., 1999. (the "Underwriting Agreement"), between
   NiSource and the Company on the one hand and Goldman, Sachs & Co. and Barclays Capital Inc. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Securities pursuant to
   Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

        An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

        Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

        If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                 Very truly yours,

                                 NISOURCE CAPITAL MARKETS, INC.

                                 By:  ________________________
                                      Name:
                                      Title:


                                 NISOURCE INC.


                                 By:  _________________________
                                      Name:
                                      Title:

   Accepted as of the date hereof:
   Goldman, Sachs & Co.
   Barclays Capital Inc.

   By:  _________________________
        (Goldman, Sachs & Co.)

   On behalf of each of the Underwriters

                                 SCHEDULE I
                                                          PRINCIPAL
                                                          AMOUNT OF
                                                          DESIGNATED
                                                          SECURITIES
                                                            TO BE
                          UNDERWRITER                     PURCHASED

        Goldman, Sachs & Co.                             $
        Barclays Capital Inc.

                                                         $

                                 SCHEDULE II
   TITLE OF SECURITIES:

        [  %] [Floating Rate] [Zero Coupon] [Notes]
        [Debentures] due    ,

   AGGREGATE PRINCIPAL AMOUNT:
        [$]

   PRICE TO PUBLIC:
        % of the principal amount of the Securities, plus accrued
        interest[, if any,] from          to                     [and
        accrued amortization[, if any,] from                 to
        ]

   PURCHASE PRICE BY UNDERWRITERS:

        % of the principal amount of the Securities, plus accrued
        interest from
           to          [and accrued amortization[, if any,] from
              to                    ]

   FORM OF SECURITIES:

        [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

        [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

   SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

        Federal (same day) funds(15)

   TIME OF DELIVERY:

             a.m. (New York City time),                      , 19

   INDENTURE:

        Indenture dated                    , 19         , between the
        Company and                  , as Trustee

   MATURITY:

   INTEREST RATE:

        [   %] [Zero Coupon] [See Floating Rate Provisions]

   INTEREST PAYMENT DATES:

        [months and dates, commencing ....................., 19..]

   Redemption Provisions:

        [No provisions for redemption]

        [The Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company,
        in the amount of [$        ] or an integral multiple thereof,

        [on or after       ,     at the following redemption prices
        (expressed in percentages of principal amount).  If [redeemed on
        or before        ,    %, and if] redeemed during the 12-month
        period beginning               ,
                                           REDEMPTION
                         YEAR                PRICE
        and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

        [on any interest payment date falling on or after             ,
            , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

        [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

        [Restriction on refunding]

   SINKING FUND PROVISIONS:

        [No sinking fund provisions]

        [The Securities are entitled to the benefit of a sinking fund to
        retire [$          ] principal amount of Securities on         in
        each of the years          through          at 100% of their
        principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the
        Company to retire an additional [$         ] principal amount of
        Securities in the years           through            at 100% of
        their principal amount plus accrued interest.]

   [IF SECURITIES ARE EXTENDABLE DEBT SECURITIES, INSERT--

   EXTENDABLE PROVISIONS:

        Securities are repayable on           ,           [insert date
        and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate
        will be       %, and thereafter the annual interest rate will be
        adjusted on           ,             and          to a rate not
        less than       % of the effective annual interest rate on U.S.
        Treasury obligations with         -year maturities as of the
        [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

   [IF SECURITIES ARE FLOATING RATE DEBT SECURITIES, INSERT--

   FLOATING RATE PROVISIONS:

        Initial annual interest rate will be       % through
        [and thereafter will be adjusted [monthly] [on each          ,
            ,            and       ] [to an annual rate of      % above
        the average rate for           -year
        [month][securities][certificates of deposit] issued by
        and        [insert names of banks].] [and the annual interest
        rate [thereafter] [from          through         ] will be the
        interest yield equivalent of the weekly average per annum market
        discount rate for             -month Treasury bills plus
        % of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for
         -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market
        discount rate for         -month Treasury bills); [from     and
        thereafter the rate will be the then current interest yield
        equivalent plus   % of Interest Differential].]

   DEFEASANCE PROVISIONS:

        Closing location for delivery of Securities:

   ADDITIONAL CLOSING CONDITIONS:

        PARAGRAPH 7(G) OF THE UNDERWRITING AGREEMENT SHOULD BE MODIFIED IN THE EVENT THAT THE SECURITIES ARE DENOMINATED IN, INDEXED TO, OR PRINCIPAL OR INTEREST ARE PAID IN, A CURRENCY OTHER THAN THE U.S. DOLLAR, MORE THAN ONE CURRENCY OR IN A COMPOSITE CURRENCY. THE COUNTRY OR COUNTRIES ISSUING SUCH CURRENCY SHOULD BE ADDED TO THE BANKING MORATORIUM AND HOSTILITIES CLAUSES AND THE FOLLOWING ADDITIONAL CLAUSE SHOULD BE ADDED TO THE PARAGRAPH (THE ENTIRE PARAGRAPH SHOULD BE RESTATED, AS AMENDED):

             "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [NSERT THE COUNTRY OR COUNTRIES ISSUING SUCH CURRENCY, CURRENCIES OR COMPOSITE CURRENCY]".

   NAMES AND ADDRESSES OF REPRESENTATIVES:`

        Designated Representatives:

        Address for Notices, etc.:

   [OTHER TERMS]:

                                  ANNEX II

        Pursuant to Section 7(d) of the Underwriting Agreement, the accountants of NiSource and its subsidiaries and Bay State Gas Company shall furnish letters to the Underwriters to the effect that:

             (i) They are independent certified public accountants with respect to NiSource and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the entity for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives and are attached to such letters;

             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in NiSource's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of NiSource who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the

        Exchange Act and the related rules and regulations adopted by the Commission;

             (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of NiSource for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of NiSource's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in NiSource's Annual Reports on Form 10-K for such fiscal years;

             (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

             (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of NiSource and its subsidiaries, inspection of the minute books of NiSource and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of NiSource and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

             (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in NiSource's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in NiSource's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

             (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in NiSource's Annual Report on Form 10-K for the most recent fiscal year;

             (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in NiSource's Annual Report on Form 10-K for the most recent fiscal year;

             (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

             (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of NiSource and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (F) for the period from the date of the latest financial statements included or incorporated by reference in the

             Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (i) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of NiSource and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of NiSource and its subsidiaries and have found them to be in agreement.

   All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Securities for purposes of the letter delivered at the Time of Delivery for such Securities.